UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                    Date of Report: September 23, 2011
                  (Date of earliest event reported)


                        AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

      Nevada                        333-155059               61-1604254
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

      871 Coronado Center Dr.
             Ste. 200
        Henderson, Nevada                        89052
(Address of principal executive offices)       (zip code)

Registrant's telephone number, including area code (702) 583-7792


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On September 23, 2011, the registrant entered into a property purchase agreement with Nevada Alaska Mining Co., Inc., a Nevada Corporation, Robert Craig, Barbara Anne Craig and Elizabeth Dickman. The sellers own a 100% interest in 17 mining claims covering approximately 1360 acres located in the State of Nevada.


In consideration of the purchase, the registrant agreed to:
  (i) Issue on closing a total of 200,000 common shares to the Seller made out as follows:
   50,000 common shares to Nevada Alaska Mining Co., Inc.
   50,000 common shares to Robert Craig
   50,000 common shares to Barbara Anne Craig
   50,000 common shares to Elizabeth Dickman
  (ii)  Wire transfer $6,000.00 to the sellers;
  (iii) Grant a 2% Net Smelter Royalty to the sellers whereby 1% of the NSR is subject to buyback at any time by the registrant for $500,000

On September 23, 2011, the registrant entered into a property purchase agreement with Robert Craig and Barbara Anne Craig. The sellers own a 100% interest in 65 mining claims covering approximately 2450 acres located in the State of Nevada.

In consideration of the purchase, the registrant agreed to:
  (i) Issue on closing a total of 400,000 common shares to the Seller made out as follows:
           200,000 common shares to Robert Craig
           200,000 common shares to Barbara Anne Craig
  (ii) Grant a 2% Net Smelter Royalty to the sellers whereby 1% of the NSR is subject to buyback at any time by the registrant for
       $500,000


Item 9.01      	Financial Statements and Exhibits.

(d) Exhibits


Exhibit Number

Description

10.1 Purchase agreement dated September 23, 2011 by and between the registrant, Nevada Alaska Mining Co., Inc., Robert Craig, Barbara Anne Craig and Elizabeth Dickman.

10.1 Purchase agreement dated September 23, 2011 by and between the registrant, Robert Craig and Barbara Anne Craig.

                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 27, 2011

                                             AMERILITHIUM CORP.


                                             By: /s/ MATTHEW WORRALL
                                                 --------------------
                                                Matthew Worrall
                                                Chief Executive Officer